Exhibit 99.2

Supplemental Financial Information February 11, 2021

Supplemental Financial Information For the quarter and year ended December 31, 2020 February 11, 2021

Supplemental Financial Information February 11, 2021

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q4 2020 – Q4 2019	10
Consolidated Statements of Operations Q4 and FY 2020/2019	12
Reconciliation of Net (Loss) Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 and FY 2020/2019	13
Reconciliation of Net (Loss) Income to FFO and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2020/2019	14
Pro Forma Consolidated Statements of Operations FY 2020, Q4 2020 – Q1 2020	15
Pro Forma Consolidated Statements of Operations FY 2019, Q4 2019 – Q1 2019	16
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2020	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q4 2019	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 2019	25
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q2 2019	27
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q1 2019	29
CAPITALIZATION	32
Comparative Capitalization Q4 2020 – Q4 2019	33

Supplemental Financial Information February 11, 2021

Supplemental Financial Information February 11, 2021

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 11, 2021

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 11, 2021 has interests in 17 hotels comprised of 9,017 rooms. Sunstone is the premier steward of Long-Term Relevant Real Estate® (“LTRR®”) in the lodging industry. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be LTRR® in the United States, specifically hotels in urban, resort and destination locations that benefit from significant barriers to entry by competitors and diverse economic drivers. The majority of Sunstone’s hotels are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Senior Vice President, Corporate Finance and Treasurer
(949) 382-3018

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Supplemental Financial Information February 11, 2021

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact on the Company’s business of the COVID-19 pandemic and the response of governments and the Company to the outbreak; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; the impact on our business of potential defaults by us on our debt agreements or leases; general economic and business conditions, including a U.S. recession; trade conflicts and tariffs between the U.S. and its trading partners; changes impacting global travel; regional or global economic slowdowns, which may diminish the desire for leisure travel or the need for business travel; any type of flu or disease-related pandemic that impacts travel or the ability to travel, including COVID-19; the adverse effects of climate change affecting the lodging and travel industry, internationally, nationally and locally; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, utility costs, insurance and unanticipated costs such as acts of nature and their consequences and other factors that may not be offset by increased room rates; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; the ground, building or airspace leases for three of the 17 Hotels the Company has interests in as of the date of this presentation; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 11, 2021

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 11, 2021

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

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Supplemental Financial Information February 11, 2021

finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles (prior to the hotel’s sale in October 2019) and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

The 17 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2020.

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Supplemental Financial Information February 11, 2021

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 11, 2021

Condensed Consolidated Balance Sheets
Q4 2020 – Q4 2019

(In thousands)	December 31, 2020 (1)	September 30, 2020 (2)	June 30, 2020 (3)	March 31, 2020 (4)	December 31, 2019 (5)
Assets
Investment in hotel properties:
Land	$571,212	$581,426	$581,426	$600,649	$601,181
Buildings & improvements	2,523,750	2,707,102	2,694,935	2,800,187	2,950,534
Furniture, fixtures, & equipment	431,918	464,588	460,526	496,312	506,754
Other	37,766	64,880	72,775	71,327	73,992
	3,564,646	3,817,996	3,809,662	3,968,475	4,132,461
Less accumulated depreciation & amortization	(1,103,148)	(1,196,520)	(1,164,181)	(1,212,063)	(1,260,108)
	2,461,498	2,621,476	2,645,481	2,756,412	2,872,353

Finance lease right-of-use asset, net	46,182	46,549	46,917	47,284	47,652
Operating lease right-of-use assets, net	26,093	39,489	40,351	41,198	60,629
Other noncurrent assets, net	16,799	16,510	15,415	16,390	24,608

Current assets:
Cash and cash equivalents	368,406	461,288	540,420	847,445	816,857
Restricted cash	47,733	42,346	45,960	53,485	48,116
Other current assets, net	19,006	19,124	12,474	37,326	48,759
Assets held for sale, net	—	—	76,683	—	—
Total assets	$2,985,717	$3,246,782	$3,423,701	$3,799,540	$3,918,974

*Footnotes on following page

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Supplemental Financial Information February 11, 2021

Condensed Consolidated Balance Sheets
Q4 2020– Q4 2019 (cont.)

(In thousands)	December 31, 2020 (1)	September 30, 2020 (2)	June 30, 2020 (3)	March 31, 2020 (4)	December 31, 2019 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$2,261	$188,096	$188,757	$82,189	$82,109
Other current liabilities	88,532	99,679	97,129	104,029	243,443
Total current liabilities	90,793	287,775	285,886	186,218	325,552

Notes payable, less current portion, net	742,528	743,545	829,673	1,187,468	888,954
Finance lease obligation, less current portion	15,569	15,569	15,570	15,570	15,570
Operating lease obligations, less current portion	29,954	45,939	47,206	48,460	49,691
Other liabilities	17,494	25,909	25,374	24,818	18,136
Total liabilities	896,338	1,118,737	1,203,709	1,462,534	1,297,903

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000
Common stock, $0.01 par value, 500,000,000 shares authorized	2,156	2,156	2,156	2,155	2,249
Additional paid in capital	2,586,108	2,584,005	2,581,637	2,578,445	2,683,913
Retained earnings	913,766	951,765	1,041,056	1,156,394	1,318,455
Cumulative dividends and distributions	(1,643,386)	(1,640,178)	(1,636,970)	(1,633,763)	(1,619,779)
Total stockholders' equity	2,048,644	2,087,748	2,177,879	2,293,231	2,574,838
Noncontrolling interest in consolidated joint venture	40,735	40,297	42,113	43,775	46,233
Total equity	2,089,379	2,128,045	2,219,992	2,337,006	2,621,071
Total liabilities and equity	$2,985,717	$3,246,782	$3,423,701	$3,799,540	$3,918,974

(1)	As presented on Form 10-K to be filed in February 2021.
(2)	As presented on Form 10-Q filed on November 6, 2020.
(3)	As presented on Form 10-Q filed on August 5, 2020.
(4)	As presented on Form 10-Q filed on May 11, 2020.
(5)	As presented on Form 10-K filed on February 19, 2020.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 11, 2021

Consolidated Statements of Operations
Q4 and FY 2020/2019

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2020	2019	2020	2019
Revenues
Room	$21,987	$186,557	$169,522	$767,392
Food and beverage	4,588	66,686	54,900	272,869
Other operating	10,785	19,709	43,484	74,906
Total revenues	37,360	272,952	267,906	1,115,167
Operating expenses
Room	11,940	50,283	76,977	202,889
Food and beverage	8,607	46,287	63,140	186,436
Other operating	1,353	4,100	7,636	16,594
Advertising and promotion	3,294	13,371	23,741	54,369
Repairs and maintenance	5,585	10,512	27,084	41,619
Utilities	4,073	6,655	17,311	27,311
Franchise costs	723	8,241	7,060	32,265
Property tax, ground lease and insurance	16,873	20,423	76,848	83,265
Other property-level expenses	2,745	32,553	49,854	130,321
Corporate overhead	5,735	7,275	28,149	30,264
Depreciation and amortization	32,761	37,264	137,051	147,748
Impairment losses	13,478	24,713	146,944	24,713
Total operating expenses	107,167	261,677	661,795	977,794

Interest and other income	85	3,060	2,836	16,557
Interest expense	(10,108)	(10,822)	(53,307)	(54,223)
Gain on sale of assets	34,109	42,935	34,298	42,935
Gain on extinguishment of debt, net	6,356	—	6,146	—
(Loss) income before income taxes	(39,365)	46,448	(403,916)	142,642
Income tax (provision) benefit, net	(15)	(1,034)	(6,590)	151
Net (loss) income	(39,380)	45,414	(410,506)	142,793
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,381	(998)	5,817	(7,060)
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
(Loss) income attributable to common stockholders	$(41,207)	$41,208	$(417,519)	$122,903

Basic and diluted per share amounts:
Basic and diluted (loss) income attributable to common stockholders per common share	$(0.19)	$0.18	$(1.93)	$0.54

Basic and diluted weighted average common shares outstanding	214,257	223,638	215,934	225,681

Distributions declared per common share	$—	$0.59	$0.05	$0.74

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Supplemental Financial Information February 11, 2021

Reconciliation of Net (Loss) Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q4 and FY 2020/2019

	Quarter Ended December 31,		Year Ended December 31,
(In thousands)	2020	2019	2020	2019
Net (loss) income	$(39,380)	$45,414	$(410,506)	$142,793
Operations held for investment:
Depreciation and amortization	32,761	37,264	137,051	147,748
Interest expense	10,108	10,822	53,307	54,223
Income tax provision (benefit), net	15	1,034	6,590	(151)
Gain on sale of assets	(34,109)	(42,935)	(34,298)	(42,935)
Impairment losses - hotel properties	13,478	24,713	144,642	24,713
EBITDAre	(17,127)	76,312	(103,214)	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,067	2,145	9,576	9,313
Amortization of right-of-use assets and liabilities	(337)	(259)	(1,260)	(782)
Finance lease obligation interest - cash ground rent	(351)	(407)	(1,404)	(2,175)
Gain on extinguishment of debt, net	(6,356)	—	(6,146)	—
Property-level severance	3,081	—	11,038	—
Prior year property tax adjustments, net	(490)	(121)	(276)	168
Prior owner contingency funding	—	—	—	(900)
Impairment loss - abandoned development costs	—	—	2,302	—
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,381	(998)	5,817	(7,060)
Depreciation and amortization	(810)	(803)	(3,228)	(2,875)
Interest expense	(224)	(476)	(1,194)	(2,126)
Amortization of right-of-use asset and liability	73	73	290	290
Impairment loss - abandoned development costs	—	—	(449)	—
Adjustments to EBITDAre, net	(1,966)	(846)	15,066	(6,147)
Adjusted EBITDAre, excluding noncontrolling interest	$(19,093)	$75,466	$(88,148)	$320,244

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Supplemental Financial Information February 11, 2021

Reconciliation of Net (Loss) Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2020/2019

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2020	2019	2020	2019
Net (loss) income	$(39,380)	$45,414	$(410,506)	$142,793
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	32,133	36,639	134,555	145,260
Gain on sale of assets	(34,109)	(42,935)	(34,298)	(42,935)
Impairment losses - hotel properties	13,478	24,713	144,642	24,713
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	1,381	(998)	5,817	(7,060)
Real estate depreciation and amortization	(810)	(803)	(3,228)	(2,875)
FFO attributable to common stockholders	(30,515)	58,822	(175,848)	247,066

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	78	147	376	590
Noncash interest on derivatives and finance lease obligations, net	(794)	(857)	4,740	6,051
Gain on extinguishment of debt, net	(6,356)	—	(6,146)	—
Property-level severance	3,081	—	11,038	—
Prior year property tax adjustments, net	(490)	(121)	(276)	168
Prior owner contingency funding	—	—	—	(900)
Impairment loss - abandoned development costs	—	—	2,302	—
Noncash income tax provision, net	—	934	7,415	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	73	290	290
Noncash interest on derivatives, net	—	—	(27)	—
Impairment loss - abandoned development costs	—	—	(449)	—
Adjustments to FFO attributable to common stockholders, net	(4,408)	176	19,263	6,887
Adjusted FFO attributable to common stockholders	$(34,923)	$58,998	$(156,585)	$253,953
FFO attributable to common stockholders per diluted share	$(0.14)	$0.26	$(0.81)	$1.09
Adjusted FFO attributable to common stockholders per diluted share	$(0.16)	$0.26	$(0.73)	$1.12

Basic weighted average shares outstanding	214,257	223,638	215,934	225,681
Shares associated with unvested restricted stock awards	185	448	—	276
Diluted weighted average shares outstanding	214,442	224,086	215,934	225,957

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Supplemental Financial Information February 11, 2021

Pro Forma Consolidated Statements of Operations

FY 2020, Q4 2020 – Q1 2020

	Year Ended (1)	Quarter Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,
	2020	2020	2020	2020	2020
Revenues
Room	$151,641	$21,026	$14,745	$2,395	$113,475
Food and beverage	50,986	4,493	1,979	142	44,372
Other operating	41,183	10,592	10,252	6,144	14,195
Total revenues	243,810	36,111	26,976	8,681	172,042

Operating Expenses
Room	63,081	11,519	9,326	4,995	37,241
Food and beverage	55,961	8,392	5,719	4,379	37,471
Other expenses	179,949	30,293	39,741	35,607	74,308
Corporate overhead	28,149	5,735	6,582	8,438	7,394
Depreciation and amortization	125,865	31,505	31,121	31,363	31,876
Impairment losses	20,987	13,478	—	—	7,509
Total operating expenses	473,992	100,922	92,489	84,782	195,799

Interest and other income	2,836	85	139	306	2,306
Interest expense	(47,228)	(9,291)	(10,644)	(10,979)	(16,314)
Loss on extinguishment of debt	(243)	(33)	(210)	—	—
Loss before income taxes	(274,817)	(74,050)	(76,228)	(86,774)	(37,765)
Income tax (provision) benefit, net	(6,590)	(15)	83	12	(6,670)
Net loss	$(281,407)	$(74,065)	$(76,145)	$(86,762)	$(44,435)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$(66,826)	$(14,886)	$(30,656)	$(39,588)	$18,304

(1)	Includes the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020. Excludes the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2020 can be found on page 17 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 11, 2021

Pro Forma Consolidated Statements of Operation

FY 2019, Q4 2019 – Q1 2019

	Year Ended (1)	Quarter Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,
	2019	2019	2019	2019	2019
Revenues
Room	$662,486	$160,370	$171,544	$179,838	$150,734
Food and beverage	248,862	60,403	56,052	68,588	63,819
Other operating	68,131	17,555	18,275	16,943	15,358
Total revenues	979,479	238,328	245,871	265,369	229,911

Operating Expenses
Room	170,816	42,414	43,947	43,744	40,711
Food and beverage	166,855	41,382	40,143	43,201	42,129
Other expenses	330,602	82,501	82,373	84,012	81,716
Corporate overhead	30,264	7,275	7,395	8,078	7,516
Depreciation and amortization	125,907	31,780	31,854	31,217	31,056
Total operating expenses	824,444	205,352	205,712	210,252	203,128

Interest and other income	16,557	3,060	3,762	4,811	4,924
Interest expense	(48,469)	(9,547)	(11,755)	(14,323)	(12,844)
Income before income taxes	123,123	26,489	32,166	45,605	18,863
Income tax benefit (provision), net	151	(1,034)	749	(2,676)	3,112
Net income	$123,274	$25,455	$32,915	$42,929	$21,975

Adjusted EBITDAre, excluding noncontrolling interest (2)	$291,894	$66,968	$73,500	$89,511	$61,915

(1)	Includes the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 as well as the fourth, third, second and first quarters of 2019, can be found on pages 20, 23, 25, 27 and 29, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Repurchase:
		Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$—	$(281,407)
Operations held for investment:
Depreciation and amortization	137,051	(2,622)	(3,897)	(4,667)	—	125,865
Interest expense	53,307	—	—	(6,079)	—	47,228
Income tax provision, net	6,590	—	—	—	—	6,590
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
EBITDAre	(103,214)	2,853	1,080	16,242	—	(83,039)

Operations held for investment:
Amortization of deferred stock compensation	9,576	—	—	—	—	9,576
Amortization of right-of-use assets and liabilities	(1,260)	—	—	(34)	—	(1,294)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	—	—	(1,404)
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	243
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Depreciation and amortization	(3,228)	—	—	—	—	(3,228)
Interest expense	(1,194)	—	—	—	—	(1,194)
Amortization of right-of-use asset and liability	290	—	—	—	—	290
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to EBITDAre, net	15,066	57	372	718	—	16,213

Adjusted EBITDAre, excluding noncontrolling interest	$(88,148)	$2,910	$1,452	$16,960	$—	$(66,826)

*Footnotes on Page 19

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:	Repurchase:
		Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$—	$(281,407)
Preferred stock dividends	(12,830)	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	134,555	(2,622)	(3,897)	(4,667)	—	123,369
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Real estate depreciation and amortization	(3,228)	—	—	—	—	(3,228)
FFO attributable to common stockholders	(175,848)	2,853	1,080	22,321	—	(149,594)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	376	—	—	(34)	—	342
Noncash interest on derivatives and finance lease obligation, net	4,740	—	—	—	—	4,740
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	—	243
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncash income tax provision, net	7,415	—	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	290
Noncash interest on derivatives, net	(27)	—	—	—	—	(27)
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	19,263	57	372	718	—	20,410

Adjusted FFO attributable to common stockholders	$(156,585)	$2,910	$1,452	$23,039	$—	$(129,184)

FFO attributable to common stockholders per diluted share	$(0.81)					$(0.70)

Adjusted FFO attributable to common stockholders per diluted share	$(0.73)					$(0.60)

Basic weighted average shares outstanding	215,934				(1,742)	214,192
Shares associated with unvested restricted stock awards	—				—	—
Diluted weighted average shares outstanding	215,934				(1,742)	214,192

*Footnotes on Page 19

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020, as well as results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Actual includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Disposition: represents the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Repurchase: Common Stock represents the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the common stock repurchases in the first quarter of 2020.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$—	$123,274
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	(4,205)	(10,157)	—	125,907
Interest expense	54,223	(955)	—	—	(4,799)	—	48,469
Income tax benefit, net	(151)	—	—	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
EBITDAre	326,391	(3,759)	(9,925)	(7,536)	(7,672)	—	297,499

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(239)	—	(1,021)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	—	—	(1,403)
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	9	(239)	—	(5,605)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$(7,527)	$(7,911)	$—	$291,894

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$—	$123,274
Preferred stock dividends	(12,830)	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	(4,205)	(10,157)	—	123,419
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	(7,536)	(2,873)	—	223,928

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	(239)	—	351
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	—	—	5,868
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	9	(239)	—	6,474

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$(7,527)	$(3,112)	$—	$230,402

FFO attributable to common stockholders per diluted share	$1.09						$1.05

Adjusted FFO attributable to common stockholders per diluted share	$1.12						$1.08

Basic weighted average shares outstanding	225,681					(11,868)	213,813
Shares associated with unvested restricted stock awards	276					—	276
Diluted weighted average shares outstanding	225,957					(11,868)	214,089

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.
(2)	Disposition: represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in October 2019, July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Repurchase: Common Stock represents the 3,783,936 shares repurchased in the second, third and fourth quarters of 2019, and the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the common stock repurchases in 2019 and 2020.

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q4 2019

	Quarter Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$45,414	$(43,081)	$24,020	$(790)	$(108)	$—	$25,455
Operations held for investment:
Depreciation and amortization	37,264	—	(1,892)	(1,056)	(2,536)	—	31,780
Interest expense	10,822	(70)	—	—	(1,205)	—	9,547
Income tax provision, net	1,034	—	—	—	—	—	1,034
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
EBITDAre	76,312	(216)	(2,585)	(1,846)	(3,849)	—	67,816

Operations held for investment:
Amortization of deferred stock compensation	2,145	—	—	—	—	—	2,145
Amortization of right-of-use assets and liabilities	(259)	—	—	—	(57)	—	(316)
Finance lease obligation interest - cash ground rent	(407)	55	—	—	—	—	(352)
Prior year property tax adjustments, net	(121)	—	—	—	—	—	(121)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	—	—	—	—	—	(998)
Depreciation and amortization	(803)	—	—	—	—	—	(803)
Interest expense	(476)	—	—	—	—	—	(476)
Amortization of right-of-use asset and liability	73	—	—	—	—	—	73
Adjustments to EBITDAre, net	(846)	55	—	—	(57)	—	(848)

Adjusted EBITDAre, excluding noncontrolling interest	$75,466	$(161)	$(2,585)	$(1,846)	$(3,906)	$—	$66,968

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019

	Quarter Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$45,414	$(43,081)	$24,020	$(790)	$(108)	$—	$25,455
Preferred stock dividends	(3,208)	—	—	—	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	36,639	—	(1,892)	(1,056)	(2,536)	—	31,155
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	—	—	—	—	—	(998)
Real estate depreciation and amortization	(803)	—	—	—	—	—	(803)
FFO attributable to common stockholders	58,822	(146)	(2,585)	(1,846)	(2,644)	—	51,601

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	147	—	—	—	(57)	—	90
Noncash interest on derivatives and finance lease obligations, net	(857)	(15)	—	—	—	—	(872)
Prior year property tax adjustments, net	(121)	—	—	—	—	—	(121)
Noncash income tax provision, net	934	—	—	—	—	—	934
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	—	—	—	—	73
Adjustments to FFO attributable to common stockholders, net	176	(15)	—	—	(57)	—	104

Adjusted FFO attributable to common stockholders	$58,998	$(161)	$(2,585)	$(1,846)	$(2,701)	$—	$51,705

FFO attributable to common stockholders per diluted share	$0.26						$0.24

Adjusted FFO attributable to common stockholders per diluted share	$0.26						$0.24

Basic weighted average shares outstanding	223,638					(9,771)	213,867
Shares associated with unvested restricted stock awards	448					—	448
Diluted weighted average shares outstanding	224,086					(9,771)	214,315

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q3 2019

	Quarter Ended September 30, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$33,545	$(674)	$(1,233)	$(933)	$2,210	$—	$32,915
Operations held for investment:
Depreciation and amortization	37,573	(254)	(1,877)	(1,054)	(2,534)	—	31,854
Interest expense	13,259	(296)	—	—	(1,208)	—	11,755
Income tax benefit, net	(749)	—	—	—	—	—	(749)
EBITDAre	83,628	(1,224)	(3,110)	(1,987)	(1,532)	—	75,775

Operations held for investment:
Amortization of deferred stock compensation	2,146	—	—	—	—	—	2,146
Amortization of right-of-use assets and liabilities	(253)	—	—	—	(57)	—	(310)
Finance lease obligation interest - cash ground rent	(589)	239	—	—	—	—	(350)
Prior year property tax adjustments, net	(9)	—	—	9	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	—	—	—	—	—	(2,508)
Depreciation and amortization	(793)	—	—	—	—	—	(793)
Interest expense	(532)	—	—	—	—	—	(532)
Amortization of right-of-use asset and liability	72	—	—	—	—	—	72
Adjustments to EBITDAre, net	(2,466)	239	—	9	(57)	—	(2,275)

Adjusted EBITDAre, excluding noncontrolling interest	$81,162	$(985)	$(3,110)	$(1,978)	$(1,589)	$—	$73,500

*Footnotes on Page 31

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Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2019

	Quarter Ended September 30, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$33,545	$(674)	$(1,233)	$(933)	$2,210	$—	$32,915
Preferred stock dividends	(3,208)	—	—	—	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	36,951	(254)	(1,877)	(1,054)	(2,534)	—	31,232
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	—	—	—	—	—	(2,508)
Real estate depreciation and amortization	(793)	—	—	—	—	—	(793)
FFO attributable to common stockholders	63,987	(928)	(3,110)	(1,987)	(324)	—	57,638

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	146	—	—	—	(57)	—	89
Noncash interest on derivatives and finance lease obligations, net	1,155	(57)	—	—	—	—	1,098
Prior year property tax adjustments, net	(9)	—	—	9	—	—	—
Noncash income tax provision, net	390	—	—	—	—	—	390
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	—	—	—	72
Adjustments to FFO attributable to common stockholders, net	1,754	(57)	—	9	(57)	—	1,649

Adjusted FFO attributable to common stockholders	$65,741	$(985)	$(3,110)	$(1,978)	$(381)	$—	$59,287

FFO attributable to common stockholders per diluted share	$0.28						$0.27

Adjusted FFO attributable to common stockholders per diluted share	$0.29						$0.28

Basic weighted average shares outstanding	224,530					(10,663)	213,867
Shares associated with unvested restricted stock awards	253					—	253
Diluted weighted average shares outstanding	224,783					(10,663)	214,120

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q2 2019

	Quarter Ended June 30, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$45,918	$(657)	$(2,413)	$(755)	$836	$—	$42,929
Operations held for investment:
Depreciation and amortization	36,524	(253)	(1,460)	(1,052)	(2,542)	—	31,217
Interest expense	15,816	(295)	—	—	(1,198)	—	14,323
Income tax provision, net	2,676	—	—	—	—	—	2,676
EBITDAre	100,934	(1,205)	(3,873)	(1,807)	(2,904)	—	91,145

Operations held for investment:
Amortization of deferred stock compensation	2,900	—	—	—	—	—	2,900
Amortization of right-of-use assets and liabilities	(251)	—	—	—	(61)	—	(312)
Finance lease obligation interest - cash ground rent	(590)	239	—	—	—	—	(351)
Prior year property tax adjustments, net	109	—	—	—	—	—	109
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,955)	—	—	—	—	—	(1,955)
Depreciation and amortization	(640)	—	—	—	—	—	(640)
Interest expense	(558)	—	—	—	—	—	(558)
Amortization of right-of-use asset and liability	73	—	—	—	—	—	73
Adjustments to EBITDAre, net	(1,812)	239	—	—	(61)	—	(1,634)

Adjusted EBITDAre, excluding noncontrolling interest	$99,122	$(966)	$(3,873)	$(1,807)	$(2,965)	$—	$89,511

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2019

	Quarter Ended June 30, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$45,918	$(657)	$(2,413)	$(755)	$836	$—	$42,929
Preferred stock dividends	(3,207)	—	—	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	35,900	(253)	(1,460)	(1,052)	(2,542)	—	30,593
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,955)	—	—	—	—	—	(1,955)
Real estate depreciation and amortization	(640)	—	—	—	—	—	(640)
FFO attributable to common stockholders	76,016	(910)	(3,873)	(1,807)	(1,706)	—	67,720

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	146	—	—	—	(61)	—	85
Noncash interest on derivatives and finance lease obligations, net	3,634	(56)	—	—	—	—	3,578
Prior year property tax adjustments, net	109	—	—	—	—	—	109
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncash income tax provision, net	2,648	—	—	—	—	—	2,648
Noncontrolling interest:
Amortization of right-of-use asset and liability	73	—	—	—	—	—	73
Adjustments to FFO attributable to common stockholders, net	5,710	(56)	—	—	(61)	—	5,593

Adjusted FFO attributable to common stockholders	$81,726	$(966)	$(3,873)	$(1,807)	$(1,767)	$—	$73,313

FFO attributable to common stockholders per diluted share	$0.33						$0.32

Adjusted FFO attributable to common stockholders per diluted share	$0.36						$0.34

Basic weighted average shares outstanding	227,389					(13,540)	213,849
Shares associated with unvested restricted stock awards	145					—	145
Diluted weighted average shares outstanding	227,534					(13,540)	213,994

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q1 2019

	Quarter Ended March 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$17,916	$(567)	$1,133	$(853)	$4,346	$—	$21,975
Operations held for investment:
Depreciation and amortization	36,387	(253)	(1,490)	(1,043)	(2,545)	—	31,056
Interest expense	14,326	(294)	—	—	(1,188)	—	12,844
Income tax benefit, net	(3,112)	—	—	—	—	—	(3,112)
EBITDAre	65,517	(1,114)	(357)	(1,896)	613	—	62,763

Operations held for investment:
Amortization of deferred stock compensation	2,122	—	—	—	—	—	2,122
Amortization of right-of-use assets and liabilities	(19)	—	—	—	(64)	—	(83)
Finance lease obligation interest - cash ground rent	(589)	239	—	—	—	—	(350)
Prior year property tax adjustments, net	189	—	—	—	—	—	189
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,599)	—	—	—	—	—	(1,599)
Depreciation and amortization	(639)	—	—	—	—	—	(639)
Interest expense	(560)	—	—	—	—	—	(560)
Amortization of right-of-use asset and liability	72	—	—	—	—	—	72
Adjustments to EBITDAre, net	(1,023)	239	—	—	(64)	—	(848)

Adjusted EBITDAre, excluding noncontrolling interest	$64,494	$(875)	$(357)	$(1,896)	$549	$—	$61,915

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 29

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2019

	Quarter Ended March 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:	Repurchase:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Stock (3)	Forma (4)

Net income	$17,916	$(567)	$1,133	$(853)	$4,346	$—	$21,975
Preferred stock dividends	(3,207)	—	—	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	35,770	(253)	(1,490)	(1,043)	(2,545)	—	30,439
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,599)	—	—	—	—	—	(1,599)
Real estate depreciation and amortization	(639)	—	—	—	—	—	(639)
FFO attributable to common stockholders	48,241	(820)	(357)	(1,896)	1,801	—	46,969

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	151	—	—	—	(64)	—	87
Noncash interest on derivatives and finance lease obligations, net	2,119	(55)	—	—	—	—	2,064
Prior year property tax adjustments, net	189	—	—	—	—	—	189
Noncash income tax benefit	(3,284)	—	—	—	—	—	(3,284)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	—	—	—	—	72
Adjustments to FFO attributable to common stockholders, net	(753)	(55)	—	—	(64)	—	(872)

Adjusted FFO attributable to common stockholders	$47,488	$(875)	$(357)	$(1,896)	$1,737	$—	$46,097

FFO attributable to common stockholders per diluted share	$0.21						$0.22

Adjusted FFO attributable to common stockholders per diluted share	$0.21						$0.22

Basic weighted average shares outstanding	227,219					(13,554)	213,665
Shares associated with unvested restricted stock awards	260					—	260
Diluted weighted average shares outstanding	227,479					(13,554)	213,925

*Footnotes on Page 31

CORPORATE FINANCIAL INFORMATION	Page 30

Supplemental Financial Information February 11, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4, Q3, Q2 and Q1 2019 Footnotes

(1)	Actual for the fourth quarter of 2019 represents the Company’s ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019. Actual for the third, second and first quarters of 2019 represents the Company's ownership results for the 21 hotels owned by the Company as of September 30, 2019, June 30, 2019 and March 31, 2019.
(2)	Disposition: represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in October 2019, July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Repurchase: Common Stock represents the 3,783,936 shares repurchased in the second, third and fourth quarters of 2019, and the 9,770,081 shares repurchased in the first quarter of 2020.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the common stock repurchases in 2019 and 2020.

CORPORATE FINANCIAL INFORMATION	Page 31

Supplemental Financial Information February 11, 2021

CAPITALIZATION

CAPITALIZATION	Page 32

Supplemental Financial Information February 11, 2021

Comparative Capitalization
Q4 2020 – Q4 2019

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2020	2020	2020	2020	2019

Common Share Price & Dividends
At the end of the quarter	$11.33	$7.94	$8.15	$8.71	$13.92
High during quarter ended	$11.42	$8.70	$10.65	$13.81	$14.41
Low during quarter ended	$7.27	$7.27	$7.04	$6.99	$13.25
Common dividends per share	$—	$—	$—	$0.05	$0.59

Common Shares & Units
Common shares outstanding	215,593	215,636	215,636	215,541	224,855
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	215,593	215,636	215,636	215,541	224,855

Capitalization
Market value of common equity	$2,442,673	$1,712,146	$1,757,430	$1,877,363	$3,129,982
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	747,945	934,673	1,021,247	1,272,965	974,863
Consolidated total capitalization	3,380,618	2,836,819	2,968,677	3,340,328	4,294,845

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,325,618	$2,781,819	$2,913,677	$3,285,328	$4,239,845

Consolidated debt to consolidated total capitalization	22.1%	32.9%	34.4%	38.1%	22.7%
Pro rata debt to pro rata total capitalization	20.8%	31.6%	33.2%	37.1%	21.7%
Consolidated debt and preferred equity to consolidated total capitalization	27.7%	39.6%	40.8%	43.8%	27.1%
Pro rata debt and preferred equity to pro rata total capitalization	26.5%	38.5%	39.7%	42.9%	26.2%

CAPITALIZATION	Page 33

Supplemental Financial Information February 11, 2021

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2020	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2022	$85,000	$85,000
Term Loan Facility (1)	Unsecured	4.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	80,055	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	57,890	51,987
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	90,000	90,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				527,945	514,058
Variable Rate Debt
Secured Mortgage Debt (3)	Hilton San Diego Bayfront	1.19%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 1.40% - 2.40%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$747,945	$734,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				70.6%
% Floating Rate Debt				29.4%
Average Interest Rate (4)				3.77%
Weighted Average Maturity of Debt (3)				3.8 years

(1)	In July and December 2020, the Company executed amendments to the agreement governing its revolving credit facility and term loan facilities, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. Under the terms of the July 2020 amendment, a 25-basis point LIBOR floor was added for the remaining term of the facilities and the applicable LIBOR margin was increased to 225 basis points for the revolving credit facility and 220 basis points for the term loan facilities, the high points of the pricing grid. The December 2020 amendment fixed the applicable LIBOR margin at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. After the covenant relief period, the LIBOR margin will revert back to the original terms of the pricing grid with a range of 140 to 225 basis points for the revolving credit facility and 135 to 220 basis points for the term loan facilities, depending on the Company’s leverage ratios. The interest rates presented reflect the terms of the amended agreements and the effects of the Company’s interest rate derivative agreements.
(2)	In July and December 2020, the Company executed amendments to the agreement governing the Senior Notes, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. The July and December 2020 amendments increased the annual interest rates on the Senior Notes by 1.0% and an additional 0.25%, respectively. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreements. In September 2020, the Company repaid $30.0 million and $5.0 million of its Series A and Series B Senior Notes, respectively, at par.
(3)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023. By extending this loan, the Company's weighted average maturity of debt increases from 3.2 years to 3.8 years.
(4)	Average Interest Rate is calculated based on rates at December 31, 2020, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 34

Supplemental Financial Information February 11, 2021

Consolidated Amortization and Debt Maturity Schedule

As of December 31, 2020

(1)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023.
(2)	Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2020 consolidated total capitalization as presented on page 33.

CAPITALIZATION	Page 35

Supplemental Financial Information February 11, 2021

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 36

Supplemental Financial Information February 11, 2021

Hotel Information as of February 11, 2021

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Open / Suspension Date (1)	Resumption Date (1)	Year Acquired

1	Hilton San Diego Bayfront (2) (3)	California	Hilton	1,190	13.20%	Leasehold	March 23, 2020	August 11, 2020	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	11.76%	Fee Simple	Open	N/A	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	9.11%	Fee Simple	March 22, 2020	October 1, 2020	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	8.95%	Fee Simple	March 26, 2020	August 24, 2020	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	8.66%	Fee Simple	March 20, 2020	October 1, 2020	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	6.07%	Fee Simple	March 25, 2020	November 1, 2020	2014
7	JW Marriott New Orleans (4)	Louisiana	Marriott	501	5.56%	Fee Simple	March 28, 2020	July 14, 2020	2011
8	Hyatt Centric Chicago Magnificent Mile (3)	Illinois	Hyatt	419	4.65%	Leasehold	April 6, 2020	July 13, 2020	2012
9	Marriott Boston Long Wharf	Massachusetts	Marriott	415	4.60%	Fee Simple	March 12, 2020	July 7, 2020	2007
10	Renaissance Long Beach	California	Marriott	374	4.15%	Fee Simple	Open	N/A	2005
11	Embassy Suites Chicago	Illinois	Hilton	368	4.08%	Fee Simple	April 1, 2020	July 1, 2020	2002
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	4.00%	Fee Simple	March 27, 2020		2012
13	Renaissance Westchester	New York	Marriott	348	3.86%	Fee Simple	April 4, 2020		2010
14	Embassy Suites La Jolla	California	Hilton	340	3.77%	Fee Simple	Open	N/A	2006
15	The Bidwell Marriott Portland	Oregon	Marriott	258	2.86%	Fee Simple	March 27, 2020	October 5, 2020	2000
16	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.79%	Fee Simple	March 28, 2020	July 13, 2020	2013
17	Oceans Edge Resort & Marina	Florida	Independent	175	1.94%	Fee Simple	March 22, 2020	June 4, 2020	2017

	Total 17 Hotel Portfolio			9,017	100%

(1)	In March 2020, the COVID-19 pandemic was declared a National Public Health Emergency, which led to material group cancellations, corporate and government travel restrictions and an unprecedented decline in hotel demand. As a result of these cancellations, restrictions and the health concerns related to COVID-19, the Company determined that it was in the best interest of its hotel employees and the communities in which its hotels operate to temporarily suspend operations at the majority of its hotels. As of the date of this release, operations continue to be temporarily suspended at two of the Company’s hotels, and 15 hotels are operating under a significantly reduced capacity.
(2)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(3)	Assuming the full exercise of all lease extensions, the ground lease at the Hilton San Diego Bayfront and the building lease Hyatt Centric Chicago Magnificent Mile mature in 2071 and 2097, respectively.
(4)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.

PROPERTY-LEVEL DATA	Page 37

Supplemental Financial Information February 11, 2021

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 38

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

October 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	October			October			October
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Hilton San Diego Bayfront	$162.23	$259.55	(37.5)%	21.0%	83.9%	(75.0)%	$34.07	$217.76	(84.4)%
2	Boston Park Plaza	$139.90	$254.87	(45.1)%	22.9%	98.0%	(76.6)%	$32.04	$249.77	(87.2)%
3	Hyatt Regency San Francisco	$170.26	$350.80	(51.5)%	15.1%	96.4%	(84.3)%	$25.71	$338.17	(92.4)%
4	Renaissance Washington DC	$117.29	$281.89	(58.4)%	4.8%	87.5%	(94.5)%	$5.63	$246.65	(97.7)%
5	Renaissance Orlando at SeaWorld®	$111.81	$179.07	(37.6)%	7.0%	82.8%	(91.5)%	$7.83	$148.27	(94.7)%
6	JW Marriott New Orleans	$135.22	$230.90	(41.4)%	28.2%	90.7%	(68.9)%	$38.13	$209.43	(81.8)%
7	Hyatt Centric Chicago Magnificent Mile	$169.52	$236.49	(28.3)%	7.1%	89.9%	(92.1)%	$12.04	$212.60	(94.3)%
8	Marriott Boston Long Wharf	$230.98	$390.87	(40.9)%	18.7%	92.3%	(79.7)%	$43.19	$360.77	(88.0)%
9	Renaissance Long Beach	$142.93	$192.85	(25.9)%	28.8%	83.2%	(65.4)%	$41.16	$160.45	(74.3)%
10	Embassy Suites Chicago	$134.20	$240.59	(44.2)%	12.1%	94.8%	(87.2)%	$16.24	$228.08	(92.9)%
11	Embassy Suites La Jolla	$120.39	$192.10	(37.3)%	61.7%	82.3%	(25.0)%	$74.28	$158.10	(53.0)%
12	Hilton New Orleans St. Charles	$117.89	$183.52	(35.8)%	29.0%	74.0%	(60.8)%	$34.19	$135.80	(74.8)%
13	Oceans Edge Resort & Marina	$198.95	$180.00	10.5%	40.5%	80.5%	(49.7)%	$80.57	$144.90	(44.4)%

	13 Hotels Open for the Entire Fourth Quarter of 2020	$148.63	$257.63	(42.3)%	19.5%	88.8%	(78.0)%	$28.98	$228.78	(87.3)%

14	Wailea Beach Resort	$—	$429.32	(100.0)%	0.0%	90.9%	(100.0)%	$—	$390.25	(100.0)%
15	The Bidwell Marriott Portland	$140.31	$198.56	(29.3)%	2.7%	84.4%	(96.8)%	$3.79	$167.58	(97.7)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	$140.31	$360.73	(61.1)%	0.8%	88.8%	(99.1)%	$1.12	$320.33	(99.7)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	$—	$199.69	(100.0)%	0.0%	84.0%	(100.0)%	$—	$167.74	(100.0)%

	17 Hotel Portfolio (1)	$148.51	$262.46	(43.4)%	16.3%	88.4%	(81.6)%	$24.21	$232.01	(89.6)%

	Add: Sold/Disposed Hotels (2)
	Renaissance Los Angeles Airport	$109.91	$151.27	(27.3)%	26.5%	88.2%	(70.0)%	$29.13	$133.42	(78.2)%
	Hilton Times Square	$—	$315.27	(100.0)%	0.0%	99.4%	(100.0)%	$—	$313.38	(100.0)%

	Actual Portfolio (3)	$145.32	$259.74	(44.1)%	16.1%	88.9%	(81.9)%	$23.40	$230.91	(89.9)%

*Footnotes on page 44

PROPERTY-LEVEL OPERATING STATISTICS	Page 39

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

November 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	November			November			November
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Hilton San Diego Bayfront	$103.39	$218.55	(52.7)%	50.5%	87.1%	(42.0)%	$52.21	$190.36	(72.6)%
2	Boston Park Plaza	$143.00	$187.43	(23.7)%	14.9%	90.4%	(83.5)%	$21.31	$169.44	(87.4)%
3	Hyatt Regency San Francisco	$171.62	$338.77	(49.3)%	11.5%	86.8%	(86.8)%	$19.74	$294.05	(93.3)%
4	Renaissance Washington DC	$119.95	$237.37	(49.5)%	2.7%	74.5%	(96.4)%	$3.24	$176.84	(98.2)%
5	Renaissance Orlando at SeaWorld®	$121.11	$174.88	(30.7)%	10.9%	76.2%	(85.7)%	$13.20	$133.26	(90.1)%
6	JW Marriott New Orleans	$139.98	$210.15	(33.4)%	41.8%	82.7%	(49.5)%	$58.51	$173.79	(66.3)%
7	Hyatt Centric Chicago Magnificent Mile	$151.19	$180.00	(16.0)%	4.4%	85.7%	(94.9)%	$6.65	$154.26	(95.7)%
8	Marriott Boston Long Wharf	$220.06	$298.87	(26.4)%	7.8%	82.7%	(90.6)%	$17.16	$247.17	(93.1)%
9	Renaissance Long Beach	$141.27	$180.82	(21.9)%	18.4%	80.9%	(77.3)%	$25.99	$146.28	(82.2)%
10	Embassy Suites Chicago	$110.27	$175.71	(37.2)%	8.5%	91.3%	(90.7)%	$9.37	$160.42	(94.2)%
11	Embassy Suites La Jolla	$113.73	$197.11	(42.3)%	40.1%	77.6%	(48.3)%	$45.61	$152.96	(70.2)%
12	Hilton New Orleans St. Charles	$99.78	$177.04	(43.6)%	21.8%	71.4%	(69.5)%	$21.75	$126.41	(82.8)%
13	Oceans Edge Resort & Marina	$201.20	$223.52	(10.0)%	54.0%	83.9%	(35.6)%	$108.65	$187.53	(42.1)%

	13 Hotels Open for the Entire Fourth Quarter of 2020	$128.40	$220.66	(41.8)%	21.4%	83.3%	(74.3)%	$27.48	$183.81	(85.0)%

14	Wailea Beach Resort	$483.10	$427.43	13.0%	19.1%	88.1%	(78.3)%	$92.27	$376.57	(75.5)%
15	The Bidwell Marriott Portland	$134.27	$165.54	(18.9)%	2.7%	69.4%	(96.1)%	$3.63	$114.88	(96.8)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	$461.38	$358.30	28.8%	13.8%	82.2%	(83.2)%	$63.67	$294.52	(78.4)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	$—	$153.77	(100.0)%	0.0%	79.3%	(100.0)%	$—	$121.94	(100.0)%

	17 Hotel Portfolio (1)	$150.03	$227.69	(34.1)%	19.0%	82.9%	(77.1)%	$28.51	$188.76	(84.9)%

	Add: Sold/Disposed Hotels (2)
	Renaissance Los Angeles Airport	$92.65	$137.53	(32.6)%	32.0%	91.3%	(65.0)%	$29.65	$125.56	(76.4)%
	Hilton Times Square	$—	$274.96	(100.0)%	0.0%	99.0%	(100.0)%	$—	$272.21	(100.0)%

	Actual Portfolio (3)	$145.12	$225.43	(35.6)%	18.8%	84.1%	(77.6)%	$27.28	$189.59	(85.6)%

*Footnotes on page 44

PROPERTY-LEVEL OPERATING STATISTICS	Page 40

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

December 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	December			December			December
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Hilton San Diego Bayfront	$106.74	$170.63	(37.4)%	18.3%	76.4%	(76.0)%	$19.53	$130.36	(85.0)%
2	Boston Park Plaza	$151.42	$144.51	4.8%	14.5%	76.0%	(80.9)%	$21.96	$109.83	(80.0)%
3	Hyatt Regency San Francisco	$183.22	$263.65	(30.5)%	5.6%	81.6%	(93.1)%	$10.26	$215.14	(95.2)%
4	Renaissance Washington DC	$122.61	$173.53	(29.3)%	2.5%	58.3%	(95.7)%	$3.07	$101.17	(97.0)%
5	Renaissance Orlando at SeaWorld®	$112.33	$169.47	(33.7)%	13.5%	84.4%	(84.0)%	$15.16	$143.03	(89.4)%
6	JW Marriott New Orleans	$118.83	$180.78	(34.3)%	17.9%	74.6%	(76.0)%	$21.27	$134.86	(84.2)%
7	Hyatt Centric Chicago Magnificent Mile	$146.56	$143.66	2.0%	6.8%	79.4%	(91.4)%	$9.97	$114.07	(91.3)%
8	Marriott Boston Long Wharf	$208.54	$241.74	(13.7)%	7.0%	78.3%	(91.1)%	$14.60	$189.28	(92.3)%
9	Renaissance Long Beach (4)	$149.27	$161.35	(7.5)%	8.7%	69.5%	(87.5)%	$12.99	$112.14	(88.4)%
10	Embassy Suites Chicago	$125.69	$134.20	(6.3)%	8.4%	94.8%	(91.1)%	$10.56	$127.22	(91.7)%
11	Embassy Suites La Jolla	$108.49	$162.92	(33.4)%	28.0%	79.1%	(64.6)%	$30.38	$128.87	(76.4)%
12	Hilton New Orleans St. Charles	$99.26	$154.48	(35.7)%	16.8%	58.1%	(71.1)%	$16.68	$89.75	(81.4)%
13	Oceans Edge Resort & Marina	$283.97	$290.47	(2.2)%	63.9%	88.7%	(28.0)%	$181.46	$257.65	(29.6)%

	13 Hotels Open for the Entire Fourth Quarter of 2020	$144.00	$180.90	(20.4)%	13.4%	76.3%	(82.4)%	$19.30	$138.03	(86.0)%

14	Wailea Beach Resort	$500.96	$656.06	(23.6)%	23.4%	90.4%	(74.1)%	$117.22	$593.08	(80.2)%
15	The Bidwell Marriott Portland	$122.40	$121.57	0.7%	5.1%	41.5%	(87.7)%	$6.24	$50.45	(87.6)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	$465.61	$563.65	(17.4)%	17.6%	75.1%	(76.6)%	$81.95	$423.30	(80.6)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	$—	$128.63	(100.0)%	0.0%	73.6%	(100.0)%	$—	$94.67	(100.0)%

	17 Hotel Portfolio (1)	$183.71	$210.35	(12.7)%	12.7%	76.0%	(83.3)%	$23.33	$159.87	(85.4)%

	Add: Sold/Disposed Hotels (2)
	Renaissance Los Angeles Airport	$92.94	$128.66	(27.8)%	18.7%	89.7%	(79.2)%	$17.38	$115.41	(84.9)%
	Hilton Times Square	$—	$364.50	(100.0)%	0.0%	98.2%	(100.0)%	$—	$357.94	(100.0)%

	Actual Portfolio (3)	$182.05	$214.93	(15.3)%	12.3%	77.7%	(84.2)%	$22.39	$167.00	(86.6)%

*Footnotes on page 44

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

Q4 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	Quarter Ended December 31,			Quarter Ended December 31,			Quarter Ended December 31,
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Hilton San Diego Bayfront	$118.11	$217.65	(45.7)%	29.7%	82.4%	(64.0)%	$35.08	$179.34	(80.4)%
2	Boston Park Plaza	$143.98	$200.21	(28.1)%	17.5%	88.1%	(80.1)%	$25.20	$176.39	(85.7)%
3	Hyatt Regency San Francisco	$173.02	$319.68	(45.9)%	10.7%	88.2%	(87.9)%	$18.51	$281.96	(93.4)%
4	Renaissance Washington DC	$119.33	$238.17	(49.9)%	3.3%	73.4%	(95.5)%	$3.94	$174.82	(97.7)%
5	Renaissance Orlando at SeaWorld®	$115.21	$174.42	(33.9)%	10.5%	81.2%	(87.1)%	$12.10	$141.63	(91.5)%
6	JW Marriott New Orleans	$134.04	$208.88	(35.8)%	29.2%	82.6%	(64.6)%	$39.14	$172.53	(77.3)%
7	Hyatt Centric Chicago Magnificent Mile	$156.61	$188.69	(17.0)%	6.1%	85.0%	(92.8)%	$9.55	$160.39	(94.0)%
8	Marriott Boston Long Wharf	$223.79	$314.91	(28.9)%	11.2%	84.4%	(86.7)%	$25.06	$265.78	(90.6)%
9	Renaissance Long Beach (4)	$143.39	$179.29	(20.0)%	18.6%	77.8%	(76.1)%	$26.67	$139.49	(80.9)%
10	Embassy Suites Chicago	$124.89	$183.68	(32.0)%	9.7%	93.7%	(89.6)%	$12.11	$172.11	(93.0)%
11	Embassy Suites La Jolla	$115.79	$183.93	(37.0)%	43.3%	79.7%	(45.7)%	$50.14	$146.59	(65.8)%
12	Hilton New Orleans St. Charles	$107.50	$172.91	(37.8)%	22.6%	67.8%	(66.7)%	$24.30	$117.23	(79.3)%
13	Oceans Edge Resort & Marina	$234.38	$233.25	0.5%	52.8%	84.4%	(37.4)%	$123.75	$196.86	(37.1)%

	13 Hotels Open for the Entire Fourth Quarter of 2020	$139.66	$221.66	(37.0)%	18.1%	82.8%	(78.1)%	$25.28	$183.53	(86.2)%

14	Wailea Beach Resort	$493.09	$505.64	(2.5)%	14.1%	89.8%	(84.3)%	$69.53	$454.06	(84.7)%
15	The Bidwell Marriott Portland	$129.96	$170.52	(23.8)%	3.5%	65.1%	(94.6)%	$4.55	$111.01	(95.9)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	$455.13	$422.53	7.7%	10.7%	82.1%	(87.0)%	$48.70	$346.90	(86.0)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	$—	$162.33	(100.0)%	0.0%	79.0%	(100.0)%	$—	$128.24	(100.0)%

	17 Hotel Portfolio (1)	$158.52	$234.86	(32.5)%	16.0%	82.4%	(80.6)%	$25.36	$193.52	(86.9)%

	Add: Sold/Disposed Hotels (2)
	Renaissance Los Angeles Airport	$100.08	$139.09	(28.0)%	28.1%	89.7%	(68.7)%	$28.12	$124.76	(77.5)%
	Hilton Times Square	$—	$318.59	(100.0)%	0.0%	98.9%	(100.0)%	$—	$315.09	(100.0)%

	Actual Portfolio (3)	$154.57	$234.43	(34.1)%	15.7%	83.6%	(81.2)%	$24.27	$195.98	(87.6)%

*Footnotes on page 44

PROPERTY-LEVEL OPERATING STATISTICS	Page 42

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

FY 2020/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
		2020	2019	Change	2020	2019	Change	2020	2019	Change
1	Hilton San Diego Bayfront	$192.17	$247.20	(22.3)%	26.8%	81.4%	(67.1)%	$51.50	$201.22	(74.4)%
2	Boston Park Plaza	$146.44	$213.07	(31.3)%	23.9%	90.6%	(73.6)%	$35.00	$193.04	(81.9)%
3	Hyatt Regency San Francisco	$298.61	$322.08	(7.3)%	17.6%	89.0%	(80.2)%	$52.56	$286.65	(81.7)%
4	Renaissance Washington DC	$215.98	$232.64	(7.2)%	15.4%	78.1%	(80.3)%	$33.26	$181.69	(81.7)%
5	Renaissance Orlando at SeaWorld®	$181.69	$168.18	8.0%	17.1%	78.9%	(78.3)%	$31.07	$132.69	(76.6)%
6	JW Marriott New Orleans	$192.13	$206.47	(6.9)%	26.3%	83.9%	(68.7)%	$50.53	$173.23	(70.8)%
7	Hyatt Centric Chicago Magnificent Mile	$133.75	$192.11	(30.4)%	15.0%	83.1%	(81.9)%	$20.06	$159.64	(87.4)%
8	Marriott Boston Long Wharf	$229.18	$332.29	(31.0)%	21.9%	86.7%	(74.7)%	$50.19	$288.10	(82.6)%
9	Renaissance Long Beach (4)	$159.10	$189.85	(16.2)%	33.1%	81.6%	(59.4)%	$52.66	$154.92	(66.0)%
10	Embassy Suites Chicago	$124.00	$189.98	(34.7)%	21.1%	90.0%	(76.6)%	$26.16	$170.98	(84.7)%
11	Embassy Suites La Jolla	$141.59	$200.89	(29.5)%	50.8%	86.6%	(41.3)%	$71.93	$173.97	(58.7)%
12	Hilton New Orleans St. Charles	$150.62	$169.29	(11.0)%	28.3%	74.3%	(61.9)%	$42.63	$125.78	(66.1)%
13	Oceans Edge Resort & Marina	$271.75	$242.04	12.3%	46.7%	88.7%	(47.4)%	$126.91	$214.69	(40.9)%

	13 Hotels Open for the Entire Fourth Quarter of 2020	$186.27	$230.05	(19.0)%	23.8%	84.1%	(71.7)%	$44.33	$193.47	(77.1)%

14	Wailea Beach Resort	$541.90	$478.47	13.3%	22.5%	91.2%	(75.3)%	$121.93	$436.36	(72.1)%
15	The Bidwell Marriott Portland	$140.79	$186.05	(24.3)%	10.5%	80.1%	(86.9)%	$14.78	$149.03	(90.1)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	$470.62	$394.94	19.2%	18.7%	87.7%	(78.7)%	$88.01	$346.36	(74.6)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	$123.66	$164.41	(24.8)%	12.4%	77.7%	(84.0)%	$15.33	$127.75	(88.0)%

	17 Hotel Portfolio (1)	$204.52	$240.51	(15.0)%	22.5%	83.9%	(73.2)%	$46.02	$201.79	(77.2)%

	Add: Sold/Disposed Hotels (2)
	Renaissance Harborplace	$134.41	$164.19	(18.1)%	26.7%	64.0%	(58.3)%	$35.89	$105.08	(65.8)%
	Renaissance Los Angeles Airport	$126.58	$146.93	(13.9)%	36.5%	90.6%	(59.7)%	$46.20	$133.12	(65.3)%
	Hilton Times Square	$163.52	$277.47	(41.1)%	20.6%	99.1%	(79.2)%	$33.69	$274.97	(87.7)%

	Actual Portfolio (3)	$196.99	$237.56	(17.1)%	23.1%	85.0%	(72.8)%	$45.50	$201.93	(77.5)%

*Footnotes on page 44

PROPERTY-LEVEL OPERATING STATISTICS	Page 43

Supplemental Financial Information February 11, 2021

Property-Level Operating Statistics

October, November, December, Q4 and FY 2020/2019

(1)	17 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2020.
(2)	Sold/Disposed Hotels for October, November, December and the fourth quarter of 2020 include results for the Renaissance Los Angeles Airport, sold in December 2020, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the year ended December 31, 2020 also include results for the Renaissance Harborplace, sold in July 2020.
(3)	Actual Portfolio includes the 17 Hotel Portfolio plus the Sold/Disposed Hotels.
(4)	Excludes the effects of adjustments to airline crew revenue totaling $(0.4) million and $(23,000) recorded in June and December 2020, respectively.

PROPERTY-LEVEL OPERATING STATISTICS	Page 44

Supplemental Financial Information February 11, 2021

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information February 11, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2020

	Hotels sorted by number of rooms	Quarter Ended December 31, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$7,564	$(5,528)	$(467)	$3,241	$896	$(1,858)	(24.6)%
2	Boston Park Plaza	3,245	(6,638)	—	4,518	—	(2,120)	(65.3)%
3	Hyatt Regency San Francisco	2,086	(6,934)	(169)	3,269	—	(3,834)	(183.8)%
4	Renaissance Washington DC	527	(6,100)	637	1,898	1,615	(1,950)	(370.0)%
5	Renaissance Orlando at SeaWorld®	1,856	(4,063)	8	2,423	—	(1,632)	(87.9)%
6	JW Marriott New Orleans	2,297	(2,576)	(21)	1,613	866	(118)	(5.1)%
7	Hyatt Centric Chicago Magnificent Mile	414	(3,303)	(350)	1,153	350	(2,150)	(519.3)%
8	Marriott Boston Long Wharf	1,363	(4,310)	(103)	2,780	—	(1,633)	(119.8)%
9	Renaissance Long Beach (2)	1,180	(1,318)	(28)	940	—	(406)	(34.4)%
10	Embassy Suites Chicago	609	(1,089)	(56)	760	—	(385)	(63.2)%
11	Embassy Suites La Jolla	1,910	(1,685)	(51)	1,010	621	(105)	(5.5)%
12	Hilton New Orleans St. Charles	734	(927)	(5)	621	—	(311)	(42.4)%
13	Oceans Edge Resort & Marina	3,354	85	—	882	—	967	28.8%

	13 Hotels Open for the Entire Fourth Quarter of 2020	27,139	(44,386)	(605)	25,108	4,348	(15,535)	(57.2)%

14	Wailea Beach Resort	4,780	(4,072)	(204)	4,068	—	(208)	(4.4)%
15	The Bidwell Marriott Portland	137	(1,881)	(16)	870	—	(1,027)	(749.6)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	4,917	(5,953)	(220)	4,938	—	(1,235)	(25.1)%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020	272	(4,451)	2,373	1,199	—	(879)	(323.2)%

	17 Hotel Portfolio (3)	32,328	(54,790)	1,548	31,245	4,348	(17,649)	(54.6)%

	Add: Sold/Disposed Hotels (4)
	Renaissance Los Angeles Airport (2)	1,245	(428)	(575)	704	—	(299)	(24.0)%
	Hilton Times Square	4	(5,385)	43	552	817	(3,973)	(99325.0)%

	Actual Portfolio (5)	$33,577	$(60,603)	$1,016	$32,501	$5,165	$(21,921)	(65.3)%

*Footnotes on page 48

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information February 11, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2020

	Hotels sorted by number of rooms	Year Ended December 31, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (6)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$40,331	$(21,476)	$(1,311)	$12,911	$4,778	$(5,098)	(12.6)%
2	Boston Park Plaza	18,625	(30,190)	(179)	18,066	—	(12,303)	(66.1)%
3	Hyatt Regency San Francisco	23,529	(22,945)	(87)	13,003	—	(10,029)	(42.6)%
4	Renaissance Washington DC	16,109	(23,910)	1,113	7,933	6,586	(8,278)	(51.4)%
5	Renaissance Orlando at SeaWorld®	20,702	(13,361)	632	10,129	—	(2,600)	(12.6)%
6	JW Marriott New Orleans	12,657	(10,166)	91	6,485	3,480	(110)	(0.9)%
7	Hyatt Centric Chicago Magnificent Mile (2)	4,199	(13,873)	(1,755)	5,109	1,401	(9,118)	(217.1)%
8	Marriott Boston Long Wharf	11,576	(18,345)	60	11,023	—	(7,262)	(62.7)%
9	Renaissance Long Beach (2)	9,100	(5,103)	261	3,858	—	(984)	(10.8)%
10	Embassy Suites Chicago (2)	4,581	(7,412)	175	3,010	—	(4,227)	(92.3)%
11	Embassy Suites La Jolla	10,714	(5,403)	(51)	4,152	2,496	1,194	11.1%
12	Hilton New Orleans St. Charles	4,717	(3,028)	4	2,535	—	(489)	(10.4)%
13	Oceans Edge Resort & Marina	13,523	(90)	(13)	3,447	—	3,344	24.7%

	13 Hotels Open for the Entire Fourth Quarter of 2020	190,363	(175,302)	(1,060)	101,661	18,741	(55,960)	(29.4)%

14	Wailea Beach Resort	34,943	(12,237)	70	16,095	—	3,928	11.2%
15	The Bidwell Marriott Portland	1,577	(5,267)	(16)	1,945	—	(3,338)	(211.7)%

	2 Hotels Open During a Portion of the Fourth Quarter of 2020	36,520	(17,504)	54	18,040	—	590	1.6%

	2 Hotels with Suspended Operations During All of the Fourth Quarter of 2020 (2)	6,111	(16,621)	3,271	5,139	—	(8,211)	(134.4)%

	17 Hotel Portfolio (3)	232,994	(209,427)	2,265	124,840	18,741	(63,581)	(27.3)%

	Add: Sold/Disposed Hotels (4)
	Renaissance Harborplace (2)	6,330	(5,475)	(57)	2,622	—	(2,910)	(46.0)%
	Renaissance Los Angeles Airport (2)	10,586	(4,977)	(437)	3,897	—	(1,517)	(14.3)%
	Hilton Times Square	7,180	(33,377)	5,508	4,667	6,079	(17,123)	(238.5)%

	Actual Portfolio (5)	$257,090	$(253,256)	$7,279	$136,026	$24,820	$(85,131)	(33.1)%

*Footnotes on page 48

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information February 11, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 and FY 2020 Footnotes

(1)	Other Adjustments for the fourth quarter of 2020 include: $(0.3) million in amortization of the operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.4) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a total of $3.1 million in severance recorded at a majority of the Company's hotels; a total of $(1.0) million in credit card merchant class action settlement proceeds received at a majority of the Company's hotels; $0.1 million in legal fees at the Renaissance Westchester; and a total of $(0.5) million in prior year property tax credits received at the Renaissance Long Beach and the Renaissance Los Angeles Airport.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the fourth quarter of 2020, a total of $(0.5) million in prior year property tax credits were received at the Renaissance Long Beach and the Renaissance Los Angeles Airport. For the year ended December 31, 2020, total prior year property tax net credits of $(0.3) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Harborplace, the Renaissance Long Beach and the Renaissance Los Angeles Airport.
(3)	17 Hotel Portfolio includes all hotels owned by the Company as of December 31, 2020.
(4)	Sold/Disposed Hotels for the fourth quarter of 2020 include results for the Renaissance Los Angeles Airport, sold in December 2020, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the year ended December 31, 2020 also include results for the Renaissance Harborplace, sold in July 2020.
(5)	Actual Portfolio includes the 17 Hotel Portfolio plus the Sold/Disposed Hotels.
(6)	Other Adjustments for the year ended December 31, 2020 include: $(1.1) million in amortization of the operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(1.4) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $10,000 in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; a total of $11.0 million in severance recorded at a majority of the Company's hotels; a total of $(1.6) million in credit card merchant class action settlement proceeds received at a majority of the Company's hotels; $0.6 million in legal fees at the Renaissance Westchester; and a total of $(0.3) million in prior year property tax net credits received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Renaissance Harborplace, the Renaissance Long Beach and the Renaissance Los Angeles Airport.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48